SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Sec. 240.14a-12

SENSYTECH, INC.

(Name of Small Business Issuer in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No. :

3)	Filing Party:

4)	Date Filed:

SENSYTECH, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 12, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on Tuesday, February 12, 2002, at 10:00 a.m., local time, for the following purposes:

(a)	To elect six members to the Board of Directors;

(b)	To ratify the appointment of independent auditors; and

(c)	To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on December 18, 2001 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     THE BOARD OF DIRECTORS OF SENSYTECH, INC. HOPES THAT YOU WILL FIND IT CONVENIENT TO ATTEND THE MEETING IN PERSON. IF YOU ARE PLANNING TO ATTEND THE MEETING, PLEASE INDICATE THAT FACT BY MARKING THE APPROPRIATE LINE ON THE ACCOMPANYING PROXY FORM EVEN IF YOU DO NOT WISH TO GIVE YOUR PROXY. WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE READ THE ENCLOSED MATERIAL, SIGN, MARK, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR STOCK PERSONALLY EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

By Order of the Board of Directors, /s/ Lloyd A. Semple Lloyd A. Semple Secretary

Newington, Virginia
January 09, 2002

Sensytech, Inc.
Executive Offices
8419 Terminal Road
Newington, VA 22122-1430

SENSYTECH, INC.

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sensytech, Inc. (the “Company”) for use at the Annual Meeting of Stockholders of the Company (“Annual Meeting”) being held on Tuesday, February 12, 2002, at 10:00 a.m., local time, or at any adjournment thereof, for voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

     Only stockholders of record as of the close of business on December 18, 2001 will be entitled to vote at the Annual Meeting or any adjournment thereof. The Company had 4,014,523 shares of Common Stock, $.01 par value (the “Common Stock”), issued and outstanding on that date. Presence in person or by proxy of a majority of the shares of Common Stock outstanding on the record date is required for a quorum. This Proxy Statement and the accompanying form of proxy are being first sent or given to the Company’s stockholders on or about January 19, 2002. Ten days before the Annual Meeting, a complete list of stockholders entitled to vote at the meeting will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the Company’s principal office.

     When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of the appointment of auditors. In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

     Stockholders who execute a proxy in the accompanying form may nevertheless revoke the proxy at any time before it is exercised by giving written notice to the Secretary prior to the Annual Meeting, by executing and delivering a later dated proxy, or by voting in person at the meeting.

     Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. The six candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The ratification of the independent auditors for the Company for the current fiscal year will require the affirmative vote of a majority of the shares of the Company’s Common Stock present or represented and entitled to vote at the Annual Meeting. Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as negative votes for each proposal, other than the election of directors. Broker non-votes are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

     The expenses of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, the officers and employees of the Company, who will receive no extra compensation therefor, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Common Stock is the only voting security of the Company. The following table sets forth certain information with respect to the beneficial ownership of shares of the Company’s Common Stock, as of December 18, 2001, by each person who is known by the Company to have been the beneficial owner of 5% or more of the shares of Common Stock outstanding on that date. Unless otherwise noted, each stockholder exercises sole voting and investment power with respect to the shares beneficially owned.

PRINCIPAL HOLDERS OF SECURITIES

NAME AND ADDRESS OF	NUMBER OF		PERCENT OF
BENEFICIAL OWNER	SHARES(1)		CLASS

S. Kent Rockwell 960 Penn Avenue, Suite 800 Pittsburgh, PA 15222	900,394	(2)	22.4
S. R. Perrino 6319 Chaucer View Circle Alexandria, VA 22304	776,096	(3)	19.3

(1)	The column sets forth shares of Common Stock which are deemed to be “beneficially owned” by the persons named in the table under Rule 13d-3 of the SEC.

(2)	Shares held by Rockwell Holdings, Inc., over which Mr. Rockwell has sole voting and investment power.

(3)	Includes 67,276 shares held of record by the Company’s 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

OWNERSHIP OF EQUITY AND VOTING
SECURITIES BY DIRECTORS AND OFFICERS

     The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock by each person nominated for director, by each of the Executive Officers named in the Summary Compensation Table (the “Named Executive Officers”) and by all nominees and executive officers as a group, as of December 18, 2001. Except as noted, each person exercises sole voting and investment power over the shares beneficially owned.

NAME	NUMBER OF SHARES(1)		PERCENT OF CLASS(2)

Charles W. Bernard, Director	25,800		.6

John Irvin, Director	12,121		.3

S. R. Perrino, Director	776,096	(3)	19.3

Philip H. Power, Director	27,420		.7

S. Kent Rockwell, Director &
Executive Officer	900,394	(4)	22.4

John D. Sanders, Director	70,210	(5)	1.7

Donald F. Fultz, Executive Officer	44,088		1.1

Donald F. Gardner, Executive Officer	110,573		2.8

James D. Ross, Executive Officer	24,015		.6

All directors and executive
officers as a group (9 persons)	1,990,717		49.5

(1)	The column sets forth shares of Common Stock, which are deemed to be “beneficially owned” by the persons named in the table under Rule 13d-3 of the SEC, including shares of Common Stock that may be acquired upon exercise of stock options that were exercisable as of December 18, 2001, or within the next 60 days as follows: Mr. Fultz, 9,000; Mr. Gardner, 39,000; Mr. Power, 3,000; Mr. Ross, 9,000 and Dr. Sanders, 28,800.

(2)	For purposes of calculating the percentage of Common Stock beneficially owned by any person or group, the shares issuable to such person or group upon exercise of stock options that were exercisable as of December 18, 2001, or within the next 60 days, are considered outstanding.

(3)	Includes 67,276 shares held in the Company’s 401(k) Profit Sharing Plan over which Mr. Perrino has sole voting and investment power.

(4)	Shares held by Rockwell Holdings, Inc. over which Mr. Rockwell has sole voting and investment power.

(5)	Includes 550 shares owned by Dr. Sanders’ spouse and 17,190 shares held in a profit sharing plan over which Dr. Sanders has sole voting and investment power.

PROPOSAL 1

ELECTION OF DIRECTORS

     The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

     Six directors, constituting the entire Board of Directors, will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of Stockholders or until his successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board of Directors at the Annual Meeting are listed in the table below. Each of the nominees is presently a Director of the Company.

     If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Annual Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board of Directors or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The six nominees receiving the highest number of votes cast at the meeting will be elected as Directors. PROXIES SUBMITTED ON THE ACCOMPANYING PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW, UNLESS THE PROXY CARD IS MARKED OTHERWISE. The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

		POSITIONS WITH THE COMPANY	YEAR FIRST
		AND PRINCIPAL OCCUPATION	ELECTED OR
NAME	AGE	OR EMPLOYMENT	APPOINTED DIRECTOR*

Charles W. Bernard	70	Consultant	1992

John Irvin	47	Senior Financial Manager	2000

S. R. Perrino	67	Director	1972

		Chairman, HomeTown
		Communications Network,
Philip H. Power	63	Inc.	1985

S. Kent Rockwell	57	Chairman, CEO, President	1987

John D. Sanders	63	Investor/Consultant	1982

*Reflects the year first elected or appointed to the Board of Directors of S.T. Research Corporation (“STR”) or Daedalus Enterprises, Inc. (“DEI”). On June 9, 1998, a newly formed wholly-owned subsidiary of DEI merged into STR which thereafter merged into DEI (which had on the same date changed its name to Sensys Technologies Inc., and subsequently changed its name to Sensytech, Inc.). This overall transaction is hereafter referred to in this Proxy Statement as the “Merger”. Messrs. Bernard, Perrino and Rockwell were elected or appointed to the Board of Directors of the Company in June 1998 in connection with the Merger.

CERTAIN INFORMATION REGARDING NOMINEES
AND EXECUTIVE OFFICERS

     S. Kent Rockwell, Chairman of the Board, CEO, and President, is former Chairman of the Board, CEO, and President of Astrotech International Corporation, where he served from 1986 to 1997. Mr. Rockwell has served as Chairman of Rockwell Forest Products, Inc. since 1983, Appalachian Timber Services, Inc. since 1988, and Chairman and President of Rockwell Venture Capital, Inc. since 1983. Mr. Rockwell previously served on the board of Rockwell International, Inc. from 1973 to 1983.

     S. R. Perrino, Director, served as Chairman of the Board, CEO, and President of STR from its inception in 1972 until July 7, 1998. He continued to serve as Chairman of the Board until February 9, 2000. From 1967 to 1974, Mr. Perrino worked as a consultant to the U.S. Navy for threat warning systems, and to various companies including STR, Systems Dynamic, Inc., and System Consultants. From 1960 through 1967, Mr. Perrino served as Director of Marketing/Project Engineer for Radiation Systems, Inc. where he was one of the original founders.

     Dr. Charles W. Bernard, Director, served in a number of Government positions. He was Technical Director of the Naval Weapons Laboratory in Dahlgren, Virginia, from 1973 to 1975, and the Naval Ordnance Laboratory in White Oak, Maryland, from 1975 to 1977. He was Director of Land Warfare on the staff of the Under Secretary of Defense for Research, Development and Acquisition from 1978 to 1988. He founded the Columbia Bay Company and co-founded K&B Engineering Associates in 1995. Dr. Bernard has been on the boards of directors of the Naval Weapons Laboratory from 1969 to 1975, the Naval Ordnance Laboratory from 1975 to 1977, the Naval Surface Weapons Center from 1975 to 1977, the Columbia Bay Company from 1988 to present, and K&B Engineering Associates from 1995 to present.

     Dr. John D. Sanders, Director, serves as a business consultant to emerging technology companies. He was Chairman and Chief Executive Officer of Tech News, Inc., a technology news publisher, from 1988 to 1996, prior to its sale to the Washington Post Company. In addition, Dr. Sanders has been a Registered Representative (now inactive) of Wachtel & Co., Inc., a Washington D.C.-based stock brokerage firm, since 1968. Dr. Sanders serves on the boards of directors of Hadron Inc., ITC Learning Corporation, and Comtex News Network, Inc.

     Mr. John Irvin, Director, is President of Innovative Benefits Consulting, Inc., a benefits and insurance consulting firm. From 1983 through 1993, Mr. Irvin was Vice Chairman and co-founder of Mid Atlantic Capital Group and President of Mid Atlantic Insurance Corporation, where he specialized in serving the financial planning, asset management and insurance needs of high net worth individuals. He also chaired the committee which oversaw mergers, acquisitions and strategic planning for the company. Prior to that, Mr. Irvin managed his own certified public accounting firm. He serves on the board of directors of Partners Financial, a national producer group.

     Mr. Philip H. Power, Director, has served as Chairman of HomeTown Communications Network, Inc., Livonia, Michigan, (formerly known as Suburban Communication Corporation) and a publisher of numerous daily and weekly newspapers for more than 20 years. Mr. Power currently serves on the Board of Jacobson Stores, Inc.

OTHER EXECUTIVE OFFICERS

     Mr. Donald F. Fultz joined Sensytech, Inc. in July 1996 as Director of Business Operations. In May 2000, Mr. Fultz assumed the responsibilities of Chief Financial Officer/Treasurer. He has more than 23 years experience in commercial, international, and Government procurement for services, manufacturing, and development programs. Prior to joining Sensytech, Mr. Fultz was a member of the senior staff of Booz, Allen, and Hamilton.

     Mr. Donald F. Gardner has been Vice President of the Electronic Warfare Group at Sensytech, Inc. since 1995. Mr. Gardner has been involved with a broad spectrum of domestic and international electronic warfare systems. Previous associations were with Argosystems, Syscon Corporation, and HRB-Singer in various management and engineering positions. On October 9, 2001, Mr. Gardner was involved in a fatal automobile accident.

     Mr. James D. Ross has been the Vice President of the Communications Group with Sensytech, Inc. since May 2000. Prior to this position, Mr. Ross was a Program Manager with Sensytech providing management, business development, and engineering expertise on a variety of programs for U.S. Government, international, and commercial customers.

MEETINGS AND COMMITTEES OF THE BOARD

     During the last fiscal year, the Board of Directors of the Company met a total of five times. The Audit Committee met four times, and the Executive Compensation/Stock Option Committee met one time. Each of the directors attended 75% or more of the aggregate number of meetings of the Board and Committees on which he served during the last fiscal year.

     The members of the Audit Committee are Messrs. Irvin, Perrino, Power, Rockwell, and Sanders. All of the members of the Audit

Committee are deemed to be independent under Rule 4200(a)(15) of the National Association of Security Dealers’ listing standard, except Mr. Rockwell. The Board of Directors has adopted a written Audit Committee charter as contained herein as Appendix I. Generally, the Audit Committee recommends for approval by the Board of Directors the independent auditors for each fiscal year; reviews with the independent auditors the scope and results of the audit engagement, upon discussion with management and the independent auditors; recommends to the Board of Directors to include the audited financial statements in the Annual Report; and reviews any non-audit services to be performed by the independent auditors. The Audit Committee also examines the scope and results of the Company’s procedures, the adequacy of its system of internal accounting and financial controls, and evaluates the independence of the independent auditors and their fees for services.

     The members of the Compensation/Stock Option Committee are Messrs. Bernard, Irvin, Power, and Sanders. The Executive Compensation/Stock Option Committee is responsible for reviewing the performance of, and recommending salaries and other compensation arrangements for, officers of the Company, as well as reviewing bonus, pension and other compensation plans prepared by management for consideration by the Board, and performing such other functions as may be delegated to it under the provisions of any bonus, stock option, pension or other compensation plan adopted by the Company.

     The Company does not have a standing nominating committee.

AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed the audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by SAS 61, as it has been modified or supplemented. The Committee has received the written disclosure and the letter from the independent accountants which is required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1 Independence Discussions with Audit Committee), as it has been modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence. Based upon the review and the discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the last fiscal year which was filed with the Securities and Exchange Commission.

/s/ The Audit Committee

John Irvin, S. R. Perrino, Philip Power, S. Kent Rockwell, and John Sanders

COMPENSATION OF DIRECTORS

     Effective June 9, 1998, outside directors receive $1,200 per quarter with an additional payment of $300 for each Board or Committee meeting attended, and are reimbursed for travel expenses incurred in connection with their attendance at Board and Committee meetings. Employee directors do not receive directors’ fees.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

     The following table sets forth the annual compensation for the years indicated for the person who served as the Company’s Chief Executive Officer during fiscal 2001 and for the three most highly compensated executive officers of the Company, other than the Chief Executive Officer, who served during fiscal 2001.

NAME AND
PRINCIPAL	FISCAL
POSITION	YEAR		ANNUAL COMPENSATION			LONG TERM COMPENSATION

					Other Annual
			Salary	Bonus(1)	Compensation(2)
			($)	($)	($)	Awards		Payouts

							Securities
						Restricted	Underlying
						Stock	Options/SARs	LTIP	All Other
						Award(s)(3)	(#)	Payouts	Compensation

S. Kent Rockwell	2001		$200,000	$0	$6,447	$0	0	$0	$0
Chairman,	2000	(4)	$136,536	$0	$0	$0	0	$0	$0
CEO, President	1999	(4)	$96,919	$300	$0	$0	0	$0	$0
Donald F. Fultz	2001		$129,150	$5,883	$3,859	$0	0	$0	$0
CFO/Treasurer	2000		$120,098	$11,240	$4,258	$11,240	0	$0	$0
	1999		$0	$0	$0	$0	0	$0	$0
Donald F. Gardner	2001		$127,100	$0	$7,151	$0	0	$0	$0
VP, EW Group	2000		$119,252	$11,841	$6,912	$11,841	0	$0	$0
	1999		$0	$0	$0	$0	0	$0	$0
James D. Ross	2001		$126,663	$5,461	$4,205	$0	0	$0	$0
VP, Communications	2000		$108,257	$10,524	$3,678	$10,524	0	$0	$0
Group	1999		$0	$0	$0	$0	0	$0	$0

(1)	Paid pursuant to the Company’s Incentive Compensation Plan.

(2)	Detail of amounts reported in the “Other Annual Compensation” column is provided in the following table.

(3)	Paid pursuant to the Company’s Incentive Compensation Plan. Shares vest upon one-year anniversary of the stock award.

(4)	Mr. Rockwell received compensation at an annual rate of $100,000 effective October 1, 1998, and $200,000 effective May 29, 2000.

     The following table provides information regarding Other Annual Compensation not properly categorized as salary or bonus:

		401(k)/
		PENSION
OFFICER'S	FISCAL	PLAN	EXCESS LIFE	EXCESS	AUTO/
NAME	YEAR	CONTRIBUTION	INSURANCE	VACATION	FUEL

S. Kent Rockwell	2001	$5,673	$774	$0	$0
	2000	$5,056	$592	$0	$145
	1999	$2,201	$458	$0	$0
Donald F. Fultz	2001	$3,722	$137	$0	$0
	2000	$3,996	$262	$0	$0
	1999	$0	$0	$0	$0
Donald F. Gardner	2001	$4,423	$586	$0	$2,142
	2000	$4,002	$506	$0	$2,404
	1999	$0	$0	$0	$0
James D. Ross	2001	$4,141	$64	$0	$0
	2000	$3,576	$102	$0	$0
	1999	$0	$0	$0	$0

OPTIONS

     The following table provides information concerning stock option exercises in fiscal 2001 by the Named Officers and the value of their unexercised options at September 30, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

					VALUE OF
			NUMBER OF		UNEXERCISED
			UNEXERCISED		IN-THE-MONEY
	SHARES		OPTIONS AT		OPTIONS AT
	ACQUIRED		FISCAL YEAR		FISCAL YEAR
	ON	VALUE	END (#)		END ($)
	EXERCISE	REALIZED	EXERCISABLE (E)/		EXERCISABLE (E)/
NAME	(#)	($)	UNEXERCISABLE (U)		UNEXERCISABLE (U)

S. Kent Rockwell	0	$0	0		$0
Donald F. Fultz	0	$0	9,000	(E)	$68,000	(E)
Donald F. Gardner	0	$0	39,000	(E)	$294,000	(E)
James D. Ross	0	$0	9,000	(E)	$68,000	(E)

INCENTIVE COMPENSATION PLAN

     The Company has adopted an Incentive Compensation Plan for all employees, including executive officers, under which performance targets are established for each fiscal year. Each employee earns an incentive bonus consisting of a combination of a cash payment and shares of Company Common Stock. Mr. Rockwell does not participate in the Incentive Compensation Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). They are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no other reports were required for fiscal year 2001, the Company believes that all Section 16(a) filing requirements applicable to the directors, officers and 10% stockholders were complied with.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending September 30, 2002, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has been the independent auditors of the Company since the Merger.

     During the Company’s two most recent fiscal years, there has been no reportable event as defined in Regulation S-B Item 304(a).

     The Company engaged PricewaterhouseCoopers LLP (formerly Coopers & Lybrand, L.L.P.) as the Company’s new independent accountants as of June 9, 1998. PricewaterhouseCoopers LLP had served as the independent accountants of STR for the fiscal year ended September 30, 1997. The Company has been advised by PricewaterhouseCoopers LLP that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent certified public accountants and their clients during the last fiscal year. Representatives of PricewaterhouseCoopers LLP will be available via teleconference during the meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the meeting.

     Audit Fees: The aggregate fees billed by PricewaterhouseCoopers for professional services rendered for the audit of Sensytech’s annual financial statements for the fiscal year ended September 30, 2001 and reviews of the financial statements included in Sensytech’s quarterly reports on Form 10-QSB were $89,000. Other fees billed for tax compliance and planning, and audit of the 401(k) plan for the fiscal year were $35,500.

     Financial Information System/Design and Implementation Fees: There were no fees billed to the Company for costs incurred under Rule 2-01 of Regulation S-X.

     The Audit Committee believes that the provision of the above services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP's independence.

The Board of Directors recommends that the Company’s stockholders vote FOR approval of the proposal to ratify the appointment of independent auditors.

GENERAL

     At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters.

STOCKHOLDER PROPOSALS FOR YEAR 2003 ANNUAL MEETING

     Proposals by stockholders, which are intended to be presented at the Company’s 2003 Annual Meeting of Stockholders, must be submitted in writing to the Secretary of the Company no later than September 5, 2002. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement for the next annual meeting.

By Order of the Board of Directors /s/ Lloyd A. Semple Lloyd A. Semple Secretary

APPENDIX I. SENSYTECH, INC. AUDIT COMMITTEE CHARTER

Function of the Committee:

     The Committee will assist the Board in fulfilling the Board’s oversight responsibilities relating to accounting for the Corporation’s financial position and results of operations, as well as such other matters as may from time to time be specifically delegated to the Committee by the Board.

     While the Committee has the powers and responsibilities set forth in this Charter and the Corporation’s Articles of Incorporation, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles, which is the responsibility of management and the outside auditors. Likewise, it is not the responsibility of the Committee to conduct investigations, to resolve disputes, if any, between management and the outside auditors or to assure compliance with laws or the Corporation’s corporate compliance program or code of ethics.

Composition of the Committee:

     Requirements. The Committee will consist of at least three Board members. Each member of the Committee must be, in the opinion of the Board, free of any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a Committee member. In determining independence, the Board will observe the requirements of Rules 4200(a)(15) and 4310(c)(26) of the NASD Manual.

     Each member of the Committee must be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after appointment to the Committee.

     At least one member of the Committee must have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in that individual’s financial sophistication. Such experience may include being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Appointment. The Board will appoint the members of the Committee. The Board will, or will delegate to the members of the Committee the responsibility to, appoint a Chairman of the Committee. The Chairman of the Committee will, in consultation with the other members of the Committee, the Corporation’s outside auditors and the appropriate officers of the Corporation, be responsible for calling meetings of the Committee, establishing agenda therefore and supervising the conduct thereof.

Outside Auditors:

     The outside auditors for the Corporation are ultimately accountable to the Board and the Committee. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors. Alternatively, the Committee and the Board may nominate the outside auditors to be proposed for stockholder approval in any proxy statement.

Responsibilities of the Committee:

     The Committee will:

1.	Recommend Outside Auditors: Recommend to the Board annually, and at other appropriate times, the firm to be retained as the Corporation’s outside auditors.

2.	Review Independence of Outside Auditors: In connection with recommending the firm to be retained as the Corporation’s outside auditors, review the information provided by management and the outside auditors relating to the independence of such firm, including, among other things, information related to the non-audit services provided and expected to be provided by the outside auditors.

The Committee is responsible for (1) ensuring that the outside auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Corporation consistent with Independence Standards Board Standard No. 1, (2) actively engaging in dialogue with the outside auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the outside auditors, and (3) taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

3.	Review Audit Plan: Review with the outside auditors their plans for, and the scope of, their annual audit and other examinations.

4.	Conduct of Audit: Discuss with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

5.	Review Audit Results: Review with the outside auditors the report of their annual audit, or proposed report of their annual audit, the accompanying management letter, if any, the reports of their reviews of the Corporation’s interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and the reports of the results of such other examinations outside of the course of the outside auditors’ normal audit procedures that the outside auditors may from time to time undertake.

6.	Review Financial Statements: Review with appropriate officers of the Corporation and the outside auditors the annual and quarterly financial statements of the Corporation prior to public release thereof.

7.	Review Internal Audit Plans: Review with the senior internal auditing executive and appropriate members of the staff of the internal auditing department the plans for and the scope of their ongoing audit activities.

8.	Review Systems of Internal Accounting Controls: Review with the outside auditors, the General Counsel and, if and to the extent deemed appropriate by the Chairman of the Committee, members of their respective staffs the adequacy of the Corporation’s internal accounting controls, the Corporation’s financial, auditing and accounting organizations and personnel and the Corporation’s policies and compliance procedures with respect to business practices.

9.	Review Recommendations of Outside Auditors: Review with the appropriate members of the staff and management recommendations made by the outside auditors, as well as such other matters, if any, as such persons or other officers of the Corporation may desire to bring to the attention of the Committee.

10.	Securities Exchange Act: Obtain assurance from the outside auditors that Section 10A of the Securities Exchange Act has not been implicated.

11.	Review Other Matters: Review such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Corporation as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

12.	Board Reports: Report its activities to the Board in such manner and at such times as it deems appropriate.

Meetings of the Committee:

     The Committee shall meet at least four times annually, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee may request any officer or employee of the Corporation or the Corporation’s outside legal counsel or outside auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may meet with management, the outside auditors and others in separate private sessions to discuss any matter that the Committee, management, the outside auditors or such other persons believe should be discussed privately.

Consultants:

     The Committee may retain, at such times and on such terms as the Committee determines in its sole discretion and at the Corporation’s expense, special legal, accounting or other consultants to advise and assist it in complying with its responsibilities as set forth herein.

Annual Report:

     The Committee will prepare, with the assistance of management, the outside auditors and outside legal counsel, a report for inclusion in the Corporation’s proxy or information statement relating to the Annual Meeting of security holders at which directors are to be elected that complies with the requirements of the federal securities laws.

Annual Review of Charter:

     The Committee will review and reassess, with the assistance of management, the outside auditors and outside legal counsel, the adequacy of the Committee’s Charter at least annually.

PROXY	PROXY

2002 ANNUAL STOCKHOLDERS’ MEETING
SENSYTECH, INC.

     The 2002 Annual Meeting of Stockholders of Sensytech, Inc. will be held at the main office of Sensytech, Inc., 8419 Terminal Road, Newington, Virginia, on Tuesday, February 12, 2002, at 10:00 a.m., local time. The undersigned hereby constitutes and appoints Joseph T. Houston and Priscilla A. Lyles, or either of them, with power of substitution, as attorneys and proxies to appear and vote, as designated below, all of the shares of Common Stock of Sensytech, Inc. that the undersigned is (are) entitled to vote at the 2002 Annual Meeting and at any adjournments thereof, upon the following matters which are being proposed by the Company:

     1.     Election of Directors. For the election as directors of all nominees listed below (except as marked to the contrary): [   ]

[ ] Charles W. Bernard; [ ] John Irvin; [ ] S. R. Perrino; [ ] Philip H. Power;
[ ] S. Kent Rockwell; [ ] John D. Sanders

Withhold authority for the following:

[ ] Charles W. Bernard; [ ] John Irvin; [ ] S. R. Perrino; [ ] Philip H. Power;
[ ] S. Kent Rockwell; [ ] John D. Sanders

Withhold authority for all nominees: [   ]

     2.     Ratification of selection of independent auditors. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent accountants for the 2002 Fiscal Year.

[ ] FOR [ ] AGAINST [ ] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED JANUARY 09, 2002 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated January 09, 2002, and the 2001 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Signature Date

Signature Date

NOTE: Please sign exactly as name(s) appear(s) on stock records. When signing as attorney, administrator, trustee, guardian or corporate officer, please so indicate

Comments/Address Changes:

I/We plan to attend the Annual Meeting. ______

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SENSYTECH, INC.